Subsequent events	6 Months Ended
Sep. 30, 2012
Subsequent events [Abstract]
Subsequent events
8	Subsequent events

(a)	Subsequent to the period end and up to December 19, 2012, the Group has repurchased 3,374,859 ordinary shares for a total consideration of RMB58,156 (US$9,253).

(b)	On October 3, 2012, the Company completed the sale of US$50 million in aggregate principal amount of 7% coupon interest rate senior unsecured convertible notes (the "GM Notes"). The GM Notes are convertible into the Company's ordinary shares at a conversion price of US$2.838 per share and were issued to GMHL. The GM Notes are senior unsecured obligations, mature on October 3, 2017 and are not redeemable prior to their maturity at the Company's option. The GM Notes are convertible at any time, in whole or part, into the Company's ordinary shares at the conversion price, subject to customary anti-dilution adjustments for significant corporate events. On the maturity date, the Company is obligated to pay a redemption amount on the unconverted portion of the GM Notes that is calculated to provide a 12% IRR.

The GM Notes holder has the right to require the Company to redeem all or any portion of the GM Notes upon occurrence of events of default. Such events of default under the GM Notes include suspension from trading or failure of the Company's ordinary shares to be listed over certain periods (subject to certain exceptions), failure to deliver ordinary shares upon conversion, or failure to pay principal or interests to the holder within certain periods when due and payable (including, without limitation, the Company's failure to any redemption payments), bankruptcy, materially breaches of any covenants or terms in the GM Notes, the incurrence of any indebtedness of the Group and any final judgment or judgment against the Group exceeding certain amount, and any other event or events that could be expected to have material adverse effects on the Group. From and after the thirtieth day following the occurrence, and during the continuance, of an event of default under the GM Notes, the interest rate shall be increased to twenty-two and one-half percent (22.5%) per annum. The GM Notes are also entitled to a special redemption payment in the event the Group breaches certain covenants. The GM Notes contain customary ongoing covenants, including affirmative covenants and negative covenants. Covenants are set out in the convertible note purchase agreement and the GM Notes, including but not limited to compliance with SEC filings and all applicable laws and rules; maintaining Form F-3 eligibility and maintaining and keeping all the current held cord blood banking licenses effective; the Company shall not, without the prior written consent of the GM Notes holder, change its principal business; dissolve, liquidate, reorganize or restructure; merge with any other entity; commence any case, proceeding or other action under bankruptcy, insolvency or similar law; acquire or dispose of assets other than in the ordinary course of business; approve any budget or business plan; incur any indebtedness such that the outstanding indebtedness is in excess of US$87 million. Any amendment or waiver thereof requires the affirmative consent of a majority of the holder of all outstanding GM Notes. Additionally, additional payments on the GM Notes shall be made in the event the Group pays any excess cash dividend in any financial year.

In connection with the sale of GM Notes, the Company appointed Mr. Yuen Kam, Chairman and Chief Executive Officer of GMHL, as a non-executive Chairman of the Company, effective from October 3, 2012.

On October 3, 2012, the Company received gross proceeds of US$50 million from the issuance of the GM Notes.

(c)	On August 15, 2012, the Company entered into a share purchase agreement (the "Share Purchase Agreement") with Cordlife Group Limited ("CGL"), pursuant to which CGL is obligated to purchase 7,314,015 ordinary shares, representing 10% of the issued ordinary shares of the Company, owned by the Company as treasury stock, for a cash consideration of approximately US$20.8 million. CGL is principally engaged in cord blood banking services in markets including Singapore and Hong Kong, and was listed on the Singapore Exchange on March 29, 2012. Pursuant to the Share Purchase Agreement, so long as the equity interest in the Company maintained by CGL is 10% or more, CGL will be entitled to designate one of the members of the Company's board of directors and have access to certain confidential information of the Company.

Contemporaneously, China Stem Cells (South) Company Limited ("CSC South"), a 90% owned subsidiary of the Group incorporated in the British Virgin Islands, entered into a shares repurchase agreement (the "Shares Repurchase Agreement") with Cordlife (Hong Kong) Limited ("Cordlife HK"), pursuant to which CSC South is obligated to repurchase 10% of its shares previously held by Cordlife HK for approximately US$16.8 million. Cordlife HK is a wholly owned subsidiary of CGL.

On November 12, 2012, the closing of the transactions contemplated under the Share Purchase Agreement and the Shares Repurchase Agreement occurred. Consequently, CGL acquired 7,314,015 ordinary shares of the Company, representing approximately 10% of the Company's issued ordinary shares, and CSC South became a wholly-owned subsidiary of the Company. In connection with the closing of the transactions, the Company appointed Mr. Jeremy Yee, Chief Executive Officer of CGL, as a non-executive independent director of the Company, effective from November 12, 2012.

(d)	On December 6, 2012, Favorable Fort Limited ("FF"), a non-wholly owned Hong Kong incorporated subsidiary of the Company, entered into a shares purchase agreement with Cordlife Services (S) Pte. Ltd., a subsidiary of Cordlife Limited ("Cordlife Services"), pursuant to which FF is obligated to repurchase 17% of its outstanding ordinary shares from Cordlife Services for a cash consideration of US$8.65 million following satisfaction or waiver of all the closing conditions set forth in the shares purchase agreement. As of the date of this report, the transaction is not yet completed.